Exhibit 99.1

Vantiv Announces Secondary Public Offering, Partial Warrant Cancellation and Partial Net Exercise of Warrant

CINCINNATI, December 2, 2015 — Vantiv, Inc. (NYSE: VNTV) (“Vantiv”) announced today that Fifth Third Bank (the “Selling Stockholder”) has agreed to sell 13,374,592 shares of Vantiv’s Class A common stock in an underwritten secondary public offering (the “Offering”) pursuant to Vantiv’s shelf registration statement filed with the Securities and Exchange Commission (the “SEC”). The Selling Stockholder will receive all of the proceeds from the Offering.

In addition, Vantiv announced that it terminated the rights of Fifth Third Bank under its preexisting warrant to purchase 4,794,115 Class C Units of Vantiv Holding for aggregate consideration of $200 million. Net of certain anticipated tax related benefits from the partial cancellation of the warrant, the net cash required to cancel the warrant units would be equivalent to $124.0 million.

Assuming the partial cancellation of the warrant and the Offering are completed at the anticipated amounts, Vantiv expects accretion of approximately $0.03 to $0.04 in pro forma adjusted net income per share in 2016, primarily due to the anticipated reduction in share count associated with the partial cancellation of the warrant. Due to the anticipated December closing date, Vantiv does not expect a significant impact on pro forma adjusted net income per share in 2015.

In order to obtain the 13,374,592 shares of Class A common stock sold in the Offering, Fifth Third Bank net exercised a portion of the remaining warrants to purchase 5,374,592 Class C Units of Vantiv Holding, LLC and will exchange those units along with 8,000,000 Class B Units of Vantiv Holding, LLC on a one-for-one basis into shares of Class A common stock.

Prior to each of the transactions described herein, Fifth Third Bank held rights to purchase 20,378,027 Class C Units pursuant to the warrant and after giving effect to the aforementioned transactions now holds the rights to purchase 7,791,956 Class C Units.

A special committee of Vantiv’s board of directors comprised of independent, disinterested directors has authorized the partial cancellation of the warrant subject to the terms and conditions set forth in the warrant cancellation agreement. While the Offering and the partial warrant exercise are not contingent on the partial cancellation of the warrant, Vantiv expects that the partial warrant cancellation will be consummated immediately prior to the partial warrant exercise and the Offering.

If the Offering is consummated, certain consent rights that the Selling Stockholder currently has under Vantiv’s amended and restated certificate of incorporation and the Amended and Restated Vantiv Holding Limited Liability Company Agreement will terminate.

Citigroup is the underwriter of the Offering. The last reported sales price of Vantiv’s common stock on December 2, 2015 was $52.59 per share. Citigroup proposes to offer the shares of Class A common stock for sale from time to time in one or more transactions on the New York Stock Exchange, in the over-the-counter market, through negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices, subject to receipt and acceptance by it and subject to its right to reject any order in whole or in part.

The Offering is being made pursuant to an effective shelf registration statement, including a prospectus, filed by Vantiv with the SEC on May 6, 2013, and a preliminary prospectus supplement. Before you invest, you should read the prospectus supplement and accompanying prospectus in that registration statement and other documents Vantiv has filed with the SEC for more complete information about Vantiv and the Offering. You may get these documents for free by visiting EDGAR on the SEC Web site at: www.sec.gov. Alternatively, copies of the prospectus supplement and accompanying prospectus relating to the Offering, when available, may be obtained from: Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 (Tel: 800-831-9146).

This press release is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offer or sale of these securities will be made only by means of a prospectus, including a prospectus supplement, forming a part of the related registration statement. Nothing in this press release should be construed as an offer to sell, or the solicitation of an offer to buy, any securities subject to the share repurchase.

About Vantiv

Vantiv is a leading, integrated payment processor differentiated by an integrated technology platform.

Pro Forma Adjusted Net Income

Vantiv uses pro forma adjusted net income for financial and operational decision making as a means to evaluate period-to-period comparisons of its performance and results of operations. Pro forma adjusted net income is also incorporated into performance metrics underlying certain share-based payments issued under the 2012 Vantiv, Inc. Equity Incentive Plan and its variable compensation plan. Vantiv believes pro forma adjusted net income provides useful information about its performance and operating results, enhances the overall understanding of past financial performance and future prospects and allows for greater transparency with respect to key metrics used by management in its financial and operational decision making. In calculating pro forma adjusted net income, Vantiv makes certain non-GAAP adjustments, as well as pro forma adjustments, to its GAAP operating results, and this measure should be considered together with its GAAP operating results. Please refer to the “Management’s Discussion and Analysis of Results of Operations and Financial Condition” sections of Vantiv’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 and Annual Report on Form 10-K for the year ended December 31, 2014 for a reconciliation of Vantiv’s GAAP income (loss) before applicable income taxes to historical pro forma adjusted net income.

Forward-Looking Statements

This release contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this release are forward-looking statements including any statements regarding guidance and statements of a general economic or industry specific nature. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, guidance, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events.

The forward-looking statements contained in this release are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you review and consider information presented herein, you should understand that these statements are not guarantees of future performance or results. They depend upon future events and are subject to risks, uncertainties (many of which are beyond our control) and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual future performance or results and cause them to differ materially from those anticipated in the forward-looking statements. Certain of these factors and other risks are discussed in the company’s filings with the SEC and include, but are not limited to: (i) our ability to adapt to developments and change in our industry; (ii) competition; (iii) unauthorized disclosure of data or security breaches; (iv) systems failures or interruptions; (v) our ability to expand our market share or enter new markets; (vi) our ability to identify and complete acquisitions, joint ventures and partnerships; (vii) failure to comply with applicable requirements of Visa, MasterCard or other payment networks or changes in those requirements; (viii) our ability to pass along fee increases; (ix) termination of sponsorship or clearing services; (x) loss of clients or referral partners; (xi) reductions in overall consumer, business and government spending; (xii)

fraud by merchants or others; (xiii) a decline in the use of credit, debit or prepaid cards; (xiv) consolidation in the banking and retail industries; (xv) the effects of governmental regulation or changes in laws; and (xvi) outcomes of future litigation or investigations. Should one or more of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, our actual results may vary in material respects from those projected in these forward-looking statements. More information on potential factors that could affect the company’s financial results and performance is included from time to time in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the company’s periodic reports filed with the SEC, including the company’s most recently filed Annual Report on Form 10-K and its subsequent filings with the SEC.

Any forward-looking statement made by us in this release speaks only as of the date of this release. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Contact

Nathan Rozof, CFA

Senior Vice President

Investor Relations

866.254.4811 or 513.900.4811

IR@vantiv.com